UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03361

Fidelity Massachusetts Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Massachusetts Municipal Income Fund

Fidelity® Massachusetts Municipal Money Market Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Massachusetts Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Massachusetts Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Massachusetts Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Massachusetts Municipal Income Fund	3.16%	3.27%	4.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Massachusetts Municipal Income Fund on January 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,498	Fidelity® Massachusetts Municipal Income Fund
$15,936	Bloomberg Barclays Municipal Bond Index

Fidelity® Massachusetts Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for the 12 months ending January 31, 2021, overcoming market volatility related to economic and credit fears caused by the coronavirus pandemic. The Bloomberg Barclays Municipal Bond Index rose 4.01% for the year. Munis began the period on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed historic fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, pressured muni yields and credit spreads through January 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year ending January 31, 2021, the fund returned 3.16%, lagging, net of fees, the 3.88% advance of the state benchmark, the Bloomberg Barclays Massachusetts Enhanced Municipal Bond Index Linked. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Our overweighting in hospital bonds detracted from performance versus the state benchmark, as did an overweighting in bonds from private colleges. Each sector lagged the state benchmark despite rebounding strongly in the second half of the period. Other detractors included the fund's underweighting in general obligation bonds backed by the state of Massachusetts, an underweighting in lower-coupon securities, and an overweighing in premium-coupon securities with short call dates. Differences in the way fund holdings and index components were priced also hampered fund performance versus the benchmark. In contrast, the fund's larger-than-benchmark exposure to pre-refunded securities contributed to the fund's relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Fidelity® Massachusetts Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of January 31, 2021

% of fund's net assets
General Obligations	21.2
Education	20.3
Health Care	17.2
Special Tax	15.2
Transportation	10.3

Quality Diversification (% of fund's net assets)

As of January 31, 2021
AAA	2.7%
AA,A	78.0%
BBB	13.1%
BB and Below	0.9%
Not Rated	2.4%
Short-Term Investments and Net Other Assets	2.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Massachusetts Municipal Income Fund

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 97.1%
	Principal Amount	Value
Guam - 0.0%
Guam Int'l. Arpt. Auth. Rev. Series C, 5% 10/1/21 (Escrowed to Maturity) (a)	455,000	468,551
Massachusetts - 96.9%
Amesbury Gen. Oblig. Series 2020, 5% 6/1/28	1,440,000	1,897,733
Attleboro Gen. Oblig. Series 70 B, 5% 10/15/29	1,585,000	2,086,399
Berkshire Wind Pwr. Coop. Corp.:
Series 2017 2:	$	$
5% 7/1/22	350,000	373,450
5% 7/1/25	505,000	603,182
5% 7/1/26	925,000	1,141,265
5% 7/1/27	700,000	887,523
5% 7/1/30	480,000	598,277
Series 2017, 5% 7/1/21	700,000	713,804
Blue Hills Reg'l. Technical Series 2019, 4% 2/1/49	2,000,000	2,305,380
Boston Gen. Oblig.:
Series A, 4% 11/1/31	4,780,000	6,214,048
Series B:
5% 11/1/35	6,000,000	8,229,300
5% 11/1/40	5,205,000	7,033,569
Boston Wtr. & Swr. Commission Rev.:
Series 2012 A, 4% 11/1/25	2,950,000	3,150,954
Series 2016 B:
5% 11/1/34	1,000,000	1,121,890
5% 11/1/35	1,500,000	1,681,950
5% 11/1/36	1,700,000	1,904,731
Braintree Gen. Oblig.:
5% 5/15/26	2,300,000	2,874,862
5% 5/15/27	2,000,000	2,577,040
5% 5/15/28	600,000	794,832
Brookline Gen. Oblig. Series 2020, 5% 3/15/28	3,075,000	4,055,279
Cambridge Gen. Oblig. Series 12:
5% 1/1/23	865,000	903,787
5% 1/1/24	340,000	355,249
Framingham Gen. Oblig. Series 2012 A, 4% 12/1/24	1,360,000	1,455,186
Lowell Gen. Oblig. Series 2019:
5% 9/1/28	1,215,000	1,611,442
5% 9/1/29	700,000	921,879
Lynn Wtr. & Swr. Commission Gen. Rev. Series 2003 A, 5% 12/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	440,000	441,558
Marshfield Gen. Oblig. 5% 11/1/21	1,730,000	1,793,567
Massachusetts Bay Trans. Auth.:
Series 1991 A, 7% 3/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	400,000	402,232
7% 3/1/21	200,000	201,116
Massachusetts Bay Trans. Auth. Assessment Rev. Series 2012 A, 5% 7/1/22	6,110,000	6,533,790
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2003 C, 5.25% 7/1/23	3,950,000	4,436,482
Series 2005 B, 5.5% 7/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,000,000	5,557,960
Series 2006 A:
5.25% 7/1/29	3,005,000	4,114,176
5.25% 7/1/32	16,745,000	24,240,899
Series 2015 A:
5% 7/1/40	14,570,000	17,251,609
5% 7/1/45	14,125,000	16,597,158
Series B, 5.25% 7/1/30	5,000,000	6,716,350
Massachusetts Clean Energy Coop. Corp. Series 2013:
5% 7/1/25	2,795,000	3,108,068
5% 7/1/30	3,725,000	4,110,426
Massachusetts Clean Wtr. Trust:
(Pool Prog.) Series 2004 A, 5.25% 2/1/24	1,170,000	1,349,104
Series 18:
5% 2/1/28	3,500,000	3,992,625
5% 2/1/29	6,355,000	7,243,302
Series 2012 B:
5% 8/1/27	295,000	316,211
5% 8/1/28	330,000	353,519
Series 2020, 5% 8/1/26	5,000,000	6,276,050
Series 22, 5% 8/1/37	4,110,000	5,400,252
Series 6, 5.5% 8/1/30	1,310,000	1,315,358
Massachusetts Commonwealth Trans. Fund Rev.:
(Accelerated Bridge Prog.) Series 2014 A, 5% 6/1/44	22,295,000	25,214,976
(Rail Enhancement & Accelerated Bridge Prog.) Series 2018 A:
5% 6/1/35	2,885,000	3,712,158
5% 6/1/36	3,035,000	3,893,935
(Rail Enhancement & Accelerated Bridge Progs.) Series 2018 A, 5.25% 6/1/43	14,575,000	18,646,381
(Rail Enhancement Prog.) Series 2015 A, 5% 6/1/45	17,750,000	20,800,693
Series 2017 A, 5% 6/1/32	4,580,000	5,892,582
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Bonds Series 2019 A, 5%, tender 1/1/23 (b)	7,520,000	8,200,034
Series A:
5% 1/1/22	1,500,000	1,566,271
5% 1/1/23	2,000,000	2,176,440
5% 1/1/24	1,175,000	1,333,660
5% 1/1/25	3,990,000	4,730,863
5% 1/1/35	3,500,000	4,493,580
5% 1/1/37	2,000,000	2,547,000
Series C, 5% 1/1/34	8,585,000	11,211,752
Massachusetts Dev. Fin. Agcy. Hosp. Rev. Series 2013:
5.25% 11/15/36	3,000,000	3,317,130
5.25% 11/15/41	4,620,000	5,084,033
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. Bonds Series 2019, 1.39%, tender 2/1/22 (b)	4,950,000	5,001,694
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College, MA. Proj.) Series 2017:
5% 10/1/28	465,000	583,919
5% 10/1/29	735,000	917,155
5% 10/1/42	4,000,000	4,806,720
5% 10/1/47	5,500,000	6,559,355
(Boston College Proj.) Series T:
5% 7/1/37	1,415,000	1,737,719
5% 7/1/38	3,685,000	4,516,262
5% 7/1/39	4,450,000	5,444,041
5% 7/1/42	2,805,000	3,396,042
(Broad Institute Proj.) Series 2017:
5% 4/1/33	10,145,000	12,721,526
5% 4/1/34	2,500,000	3,126,150
5% 4/1/35	2,455,000	3,064,036
5% 4/1/37	1,500,000	1,862,355
(Broad Institute Proj.) Series 2017, 5% 4/1/36	2,205,000	2,744,784
(Lesley Univ. Proj.) Series 2016:
5% 7/1/29	1,640,000	1,953,306
5% 7/1/32	1,905,000	2,244,738
(Newbridge On The Charles Proj.) Series 2017:
4% 10/1/24 (c)	500,000	548,560
4% 10/1/25 (c)	500,000	548,475
4% 10/1/26 (c)	500,000	548,115
4% 10/1/27 (c)	350,000	383,310
4.125% 10/1/42 (c)	2,500,000	2,692,600
5% 10/1/37 (c)	1,000,000	1,101,790
5% 10/1/47 (c)	1,000,000	1,098,080
5% 10/1/57 (c)	6,000,000	6,588,480
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S:
5% 7/1/25	1,000,000	1,203,650
5% 7/1/31	21,180,000	26,868,524
5% 7/1/32	985,000	1,242,873
5% 7/1/34	750,000	940,230
(Suffolk Univ. Proj.) Series 2017:
5% 7/1/21	750,000	763,490
5% 7/1/22	875,000	928,349
5% 7/1/23	2,420,000	2,676,181
5% 7/1/24	2,000,000	2,289,240
5% 7/1/25	1,500,000	1,773,630
5% 7/1/26	1,935,000	2,355,127
5% 7/1/27	2,085,000	2,597,639
5% 7/1/28	4,300,000	5,343,223
(Suffolk Univ., Proj.) Series 2017, 5% 7/1/32	1,000,000	1,201,560
(UMASS Boston Student Hsg. Proj.) Series 2016:
5% 10/1/29	3,120,000	3,307,387
5% 10/1/30	1,100,000	1,164,339
5% 10/1/31	1,200,000	1,268,316
5% 10/1/32	1,240,000	1,308,659
5% 10/1/33	1,235,000	1,301,455
(UMass Memorial Health Care Proj.) Series K:
5% 7/1/28	1,260,000	1,542,605
5% 7/1/29	1,320,000	1,607,140
5% 7/1/30	1,390,000	1,684,374
5% 7/1/38	3,750,000	4,450,313
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	7,000,000	7,826,350
(Univ. of Massachusetts Health Cr., Inc.) Series 2011 H, 5.5% 7/1/31	370,000	376,804
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/34	1,425,000	1,660,481
5% 10/1/35	1,495,000	1,739,418
5% 10/1/46	4,250,000	4,851,715
(Wheaton College, MA. Proj.) Series 2017 H:
5% 1/1/22	1,120,000	1,163,789
5% 1/1/23	1,440,000	1,556,928
5% 1/1/24	1,100,000	1,234,189
5% 1/1/29	1,435,000	1,782,241
5% 1/1/31	1,580,000	1,935,879
5% 1/1/32	1,665,000	2,032,166
5% 1/1/33	1,745,000	2,120,402
5% 1/1/34	1,835,000	2,222,625
5% 1/1/35	1,000,000	1,208,940
5% 1/1/36	1,000,000	1,203,610
5% 1/1/42	5,775,000	6,848,515
5% 1/1/47	1,895,000	2,226,682
5% 1/1/53	3,425,000	4,004,647
Bonds Series A1, 5%, tender 1/31/30 (b)	15,280,000	20,429,360
Series 2008 B:
0% 1/1/37 (Assured Guaranty Corp. Insured)	1,745,000	1,262,316
0% 1/1/40 (Assured Guaranty Corp. Insured)	5,000,000	3,302,400
0% 1/1/41 (Assured Guaranty Corp. Insured)	5,000,000	3,201,800
0% 1/1/42 (Assured Guaranty Corp. Insured)	5,000,000	3,094,550
Series 2011 H, 5.125% 7/1/26	5,595,000	5,699,403
Series 2012 G:
5% 10/1/23	2,245,000	2,313,024
5% 10/1/24	1,625,000	1,674,238
5% 10/1/25	1,600,000	1,648,800
5% 10/1/26	2,170,000	2,236,945
5% 10/1/27	2,235,000	2,303,749
5% 10/1/28	1,240,000	1,278,192
Series 2013 A:
6.25% 11/15/33 (Pre-Refunded to 11/15/23 @ 100) (c)	2,245,000	2,622,856
6.5% 11/15/43 (Pre-Refunded to 11/15/23 @ 100) (c)	4,000,000	4,696,120
Series 2013 F:
4% 7/1/32	2,050,000	2,180,975
4% 7/1/43	21,685,000	22,831,703
5% 7/1/27	1,300,000	1,436,253
5% 7/1/37	3,925,000	4,260,745
Series 2013 G, 5% 7/1/44	10,320,000	10,973,566
Series 2013 P, 5% 7/1/43	12,320,000	13,545,963
Series 2013 X, 5% 10/1/48	14,920,000	16,413,343
Series 2013, 5% 7/1/21	1,085,000	1,105,821
Series 2014 A:
5% 3/1/32	1,700,000	1,900,940
5% 3/1/33	1,250,000	1,394,825
5% 3/1/39	4,000,000	4,432,200
5% 3/1/44	15,765,000	17,377,917
Series 2014 F:
5% 7/15/21	300,000	304,772
5% 7/15/22	400,000	419,508
5% 7/15/23	350,000	380,377
5% 7/15/24	400,000	433,928
5% 7/15/25	550,000	596,211
5% 7/15/26	500,000	541,120
5% 7/15/27	200,000	215,872
5% 7/15/28	320,000	344,544
5.625% 7/15/36	800,000	862,008
5.75% 7/15/43	4,700,000	5,053,769
Series 2014 P:
5% 10/1/32	5,000,000	5,782,000
5% 10/1/46	7,080,000	8,138,318
Series 2015 D, 5% 7/1/44	10,975,000	12,276,525
Series 2015 F, 5% 8/15/45	18,290,000	21,091,114
Series 2015 H1:
5% 7/1/26	3,585,000	4,310,353
5% 7/1/29	3,750,000	4,474,763
5% 7/1/30	1,800,000	2,135,718
5% 7/1/31	1,190,000	1,406,687
5% 7/1/32	1,000,000	1,177,380
5% 7/1/33	1,000,000	1,172,880
Series 2015 K, 4% 10/1/30	500,000	555,705
Series 2015 O2:
5% 7/1/27	8,635,000	10,354,833
5% 7/1/29 (Pre-Refunded to 7/1/25 @ 100)	4,495,000	5,418,453
Series 2015 Q:
5% 8/15/28	1,000,000	1,189,300
5% 8/15/29	1,000,000	1,184,050
5% 8/15/32	1,500,000	1,760,205
5% 8/15/33	1,500,000	1,755,690
5% 8/15/34	1,790,000	2,091,669
5% 8/15/38	1,690,000	1,961,752
Series 2015:
5% 1/1/25	3,525,000	4,088,189
5% 1/1/27	2,695,000	3,108,548
5% 1/1/28	1,850,000	2,114,606
5% 1/1/29	2,945,000	3,351,528
Series 2016 A, 5.25% 1/1/42	7,000,000	8,183,070
Series 2016 E:
5% 7/1/31	1,000,000	1,173,170
5% 7/1/32	2,200,000	2,572,416
5% 7/1/33	1,500,000	1,748,415
5% 7/1/34	1,500,000	1,744,830
5% 7/1/35	1,500,000	1,741,785
5% 7/1/36	1,000,000	1,158,650
5% 7/1/37	2,000,000	2,312,600
Series 2016 I:
5% 7/1/25	485,000	568,861
5% 7/1/27	1,150,000	1,400,712
5% 7/1/27	1,100,000	1,321,100
5% 7/1/29	1,680,000	1,991,287
5% 7/1/30	2,400,000	2,828,208
5% 7/1/31	2,400,000	2,815,608
5% 7/1/32	1,960,000	2,288,476
5% 7/1/34	3,035,000	3,662,486
5% 7/1/36	2,000,000	2,401,620
5% 7/1/37	1,470,000	1,761,604
5% 7/1/38	1,000,000	1,196,270
5% 7/1/41	14,790,000	16,938,248
Series 2016 N:
5% 12/1/34	1,000,000	1,227,730
5% 12/1/36	2,520,000	3,079,692
Series 2016:
4% 10/1/36	1,250,000	1,400,750
5% 7/1/26	1,710,000	2,090,407
5% 7/1/29	2,000,000	2,405,260
5% 7/1/30	2,000,000	2,394,760
5% 7/1/31	1,700,000	2,029,392
5% 10/1/32	1,760,000	2,112,194
5% 9/1/33	475,000	575,111
5% 10/1/33	1,500,000	1,794,795
5% 10/1/34	1,500,000	1,791,435
5% 9/1/35	375,000	452,280
5% 10/1/35	1,500,000	1,787,820
5% 7/1/36	3,000,000	3,536,820
5% 9/1/36	315,000	379,049
5% 9/1/37	840,000	994,837
5% 10/1/37	2,000,000	2,373,540
5% 10/1/39	5,000,000	5,914,350
5% 7/1/40	5,325,000	6,250,432
5% 7/1/41	5,145,000	6,012,653
5% 10/1/43	5,000,000	5,732,950
5% 9/1/46	3,235,000	3,820,664
5% 10/1/46	4,000,000	4,675,040
5% 10/1/48	1,000,000	1,038,360
5% 9/1/52	9,115,000	10,587,893
Series 2017:
5% 7/1/21	180,000	183,086
5% 7/1/22	180,000	190,843
5% 7/1/25	1,105,000	1,310,795
5% 7/1/26	160,000	192,989
5% 7/1/27	1,000,000	1,255,760
5% 7/1/37	600,000	690,582
5% 7/1/42	2,110,000	2,405,316
5% 7/1/47	2,250,000	2,551,410
Series 2018:
5% 9/1/27	1,010,000	1,260,308
5% 9/1/29	1,390,000	1,732,913
5% 9/1/31	1,530,000	1,881,028
5% 9/1/33	1,185,000	1,436,102
5% 9/1/38	4,805,000	5,759,513
5% 6/1/43	4,740,000	5,857,882
5% 9/1/43	4,445,000	5,262,702
5% 6/1/48	7,000,000	8,587,670
Series 2019 A:
5% 7/1/30	1,350,000	1,684,085
5% 7/1/31	1,350,000	1,674,770
5% 7/1/32	2,000,000	2,469,660
5% 7/1/33	2,300,000	2,827,712
5% 7/1/34	1,400,000	1,716,302
5% 7/1/34	1,015,000	1,271,115
5% 7/1/36	1,120,000	1,394,501
5% 7/1/38	735,000	910,084
5% 7/1/44	2,250,000	2,743,493
5% 7/1/49	3,500,000	4,238,185
Series 2019 K:
4% 7/1/22	700,000	736,512
5% 7/1/23	500,000	556,255
5% 7/1/24	500,000	578,370
5% 7/1/25	1,250,000	1,499,088
5% 7/1/26	1,250,000	1,547,525
5% 7/1/33	2,000,000	2,573,700
5% 7/1/35	2,135,000	2,732,031
Series 2019 S1:
5% 10/1/21	3,490,000	3,594,175
5% 10/1/25	1,965,000	2,355,603
5% 10/1/26	2,535,000	3,130,801
Series 2019 S2:
5% 10/1/32	1,410,000	1,806,393
5% 10/1/33	1,935,000	2,465,384
5% 10/1/34	2,165,000	2,751,325
Series 2020 A:
4% 7/1/39	2,455,000	2,794,821
4% 7/1/40	7,920,000	8,994,427
Series A:
4% 6/1/49	13,440,000	15,093,120
5% 6/1/39	6,760,000	8,385,104
Series B, 0% 1/1/39 (Assured Guaranty Corp. Insured)	3,200,000	2,178,400
Series BB1, 5% 10/1/46	355,000	425,471
Series G:
5% 7/15/21 (c)	130,000	132,068
5% 7/15/22 (c)	115,000	120,609
5% 7/15/23 (c)	120,000	130,415
5% 7/15/24 (c)	130,000	145,412
5% 7/15/25 (c)	120,000	138,036
5% 7/15/26 (c)	160,000	188,126
5% 7/15/27 (c)	170,000	203,193
5% 7/1/28 (d)	350,000	453,628
5% 7/15/28 (c)	175,000	212,000
5% 7/15/29 (c)	320,000	391,661
5% 7/1/30 (d)	225,000	301,770
5% 7/15/30 (c)	320,000	395,059
5% 7/15/31 (c)	350,000	426,675
5% 7/15/32 (c)	400,000	485,016
5% 7/1/33 (d)	550,000	741,301
5% 7/15/33 (c)	320,000	386,090
5% 7/1/34 (d)	250,000	334,308
5% 7/15/34 (c)	300,000	360,792
5% 7/15/35 (c)	270,000	323,787
5% 7/1/36 (d)	475,000	629,698
5% 7/15/36 (c)	235,000	280,825
5% 7/1/37 (d)	1,275,000	1,684,211
5% 7/15/37 (c)	250,000	297,790
5% 7/15/46 (c)	6,150,000	7,197,714
5% 7/1/50 (d)	1,900,000	2,457,042
Series J2:
5% 7/1/43	11,540,000	13,947,475
5% 7/1/53	3,500,000	4,140,780
Series K, 5% 7/1/27	1,150,000	1,420,296
Series N 2016:
5% 12/1/41	14,700,000	17,750,250
5% 12/1/46	7,000,000	8,384,250
5% 3/1/34	4,375,000	4,874,844
5.25% 7/1/25	1,000,000	1,062,480
5.25% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	1,000,000	1,071,120
5.25% 7/1/26	1,000,000	1,061,500
5.25% 7/1/26 (Pre-Refunded to 7/1/22 @ 100)	1,000,000	1,071,120
Massachusetts Edl. Fing. Auth. Rev.:
Series 2010 A, 5.5% 1/1/22	3,500,000	3,508,862
Series 2014 I:
5% 1/1/25 (a)	2,660,000	3,105,124
5% 1/1/27 (a)	1,000,000	1,146,810
Series 2015 A:
5% 1/1/22 (a)	6,000,000	6,257,721
5% 1/1/25 (a)	5,450,000	6,362,003
Series 2016 J:
5% 7/1/22 (a)	6,350,000	6,768,211
5% 7/1/23 (a)	9,825,000	10,890,128
Series 2016, 5% 7/1/24 (a)	7,060,000	8,114,623
Series 2017 A:
4% 7/1/21 (a)	2,000,000	2,030,918
5% 7/1/22 (a)	3,000,000	3,197,580
5% 7/1/23 (a)	2,500,000	2,771,025
5% 7/1/24 (a)	3,000,000	3,448,140
5% 7/1/25 (a)	4,500,000	5,344,560
5% 7/1/26 (a)	3,920,000	4,778,088
Series 2018 B:
5% 7/1/22 (a)	2,055,000	2,190,342
5% 7/1/27 (a)	9,240,000	11,485,874
5% 7/1/28 (a)	2,325,000	2,935,754
Series 2019 B:
5% 7/1/23 (a)	500,000	554,205
5% 7/1/24 (a)	1,000,000	1,149,380
5% 7/1/25 (a)	1,365,000	1,621,183
5% 7/1/26 (a)	1,215,000	1,480,964
5% 7/1/28 (a)	1,000,000	1,262,690
5% 7/1/29 (a)	3,500,000	4,477,375
Series 2020 C:
5% 7/1/28 (a)	2,000,000	2,525,380
5% 7/1/29 (a)	1,950,000	2,494,538
5% 7/1/30 (a)	1,950,000	2,523,086
Massachusetts Gen. Oblig.:
Series 2004 A, 5.5% 8/1/30	2,000,000	2,827,340
Series 2006 B, 5.25% 9/1/22	5,360,000	5,794,964
Series 2007 A, 3 month U.S. LIBOR + 0.570% 0.714% 5/1/37 (b)(e)	6,840,000	6,728,782
Series 2014 E:
5% 9/1/29	7,500,000	8,070,225
5% 9/1/30	5,000,000	5,378,500
5% 9/1/31	8,000,000	8,601,600
Series 2015 C, 5% 7/1/40	12,730,000	15,146,154
Series 2016 A, 5% 3/1/46	12,985,000	14,718,627
Series 2016 B:
5% 7/1/33	5,500,000	6,801,245
5% 7/1/35	5,500,000	6,794,975
5% 7/1/36	10,260,000	12,666,175
5% 7/1/37	8,495,000	10,481,046
Series 2016:
5% 3/1/31	1,500,000	1,718,415
5% 3/1/32	7,500,000	8,583,150
Series 2017 A:
5% 4/1/34	6,875,000	8,725,338
5% 4/1/35	9,830,000	12,460,311
5% 4/1/42	18,490,000	23,204,950
5% 4/1/47	2,405,000	2,994,225
Series 2017 C, 5% 10/1/26	15,000,000	18,943,500
Series 2017 D, 5% 2/1/33	2,550,000	3,217,514
Series 2017 F:
5% 11/1/38	10,000,000	12,880,500
5% 11/1/39	10,000,000	12,866,400
Series 2018 B, 5% 1/1/32	5,000,000	6,450,200
Series 2019 A:
5% 1/1/35	5,000,000	6,515,800
5% 1/1/37	10,000,000	12,952,300
5% 1/1/49	5,000,000	6,298,400
5.25% 1/1/33	21,110,000	28,090,444
5.25% 1/1/44	16,490,000	21,219,332
Series 2020 D:
3% 11/1/42	3,500,000	3,900,330
4% 11/1/36	1,500,000	1,898,250
4% 11/1/37	12,820,000	16,166,276
4% 11/1/41	10,430,000	12,936,016
5% 7/1/48	18,195,000	23,677,699
Series A:
5% 7/1/28	7,000,000	8,724,800
5% 3/1/29	2,710,000	3,648,310
5% 1/1/48	9,420,000	11,795,441
Series B:
5% 7/1/33	3,500,000	4,759,475
5% 7/1/34	2,000,000	2,710,580
Series C:
5% 5/1/45	5,000,000	6,353,450
5% 5/1/47	10,855,000	13,777,383
Series D, 5% 7/1/45	3,000,000	3,920,970
Series E:
5% 9/1/29	7,115,000	9,413,430
5% 11/1/45	5,355,000	7,048,358
5% 11/1/50	13,315,000	17,384,197
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	2,285,000	2,295,445
Massachusetts Hsg. Fin. Agcy. Hsg. Rev.:
Series 183, 3.5% 12/1/46	1,135,000	1,203,214
Series 2011, 3.5% 12/1/49	4,335,000	4,796,417
Series 2017, 4% 6/1/43 (a)	1,170,000	1,266,654
Series 2020 A, 0.875% 12/1/23	3,250,000	3,270,605
Series 207, 4% 6/1/49	2,385,000	2,664,546
Series 214, 3.75% 12/1/49	5,730,000	6,421,153
Series 218, 3% 12/1/50	2,000,000	2,214,320
Massachusetts Hsg. Fin. Auth. Series 220:
3% 12/1/50	3,685,000	4,099,526
5% 12/1/22	405,000	441,171
5% 6/1/23	300,000	333,723
5% 12/1/23	100,000	113,489
5% 6/1/24	150,000	173,496
5% 12/1/24	215,000	253,107
5% 6/1/25	425,000	508,963
5% 12/1/25	150,000	182,582
5% 6/1/26	100,000	123,439
5% 12/1/26	125,000	156,524
5% 6/1/27	100,000	126,655
5% 12/1/27	185,000	237,470
5% 6/1/28	75,000	97,155
5% 12/1/28	230,000	300,389
5% 6/1/29	100,000	131,601
Massachusetts Port Auth. Rev.:
Series 2012 A:
5% 7/1/37 (a)	2,000,000	2,116,860
5% 7/1/42 (a)	10,300,000	10,881,744
Series 2012 B:
5% 7/1/25	4,150,000	4,431,910
5% 7/1/27	6,570,000	7,008,350
5% 7/1/28	5,030,000	5,357,705
Series 2014 B:
5% 7/1/29 (a)	1,270,000	1,457,109
5% 7/1/39 (a)	4,965,000	5,602,705
Series 2014 C:
5% 7/1/28	3,000,000	3,470,190
5% 7/1/29	4,205,000	4,847,692
5% 7/1/30	3,000,000	3,454,050
Series 2015 A:
5% 7/1/28	460,000	551,922
5% 7/1/28 (a)	500,000	595,080
5% 7/1/29 (a)	1,245,000	1,481,413
5% 7/1/30	1,400,000	1,673,252
5% 7/1/30 (a)	1,450,000	1,722,528
5% 7/1/40 (a)	2,000,000	2,332,080
5% 7/1/45 (a)	3,500,000	4,050,095
5% 7/1/45	5,570,000	6,544,861
Series 2016 A:
5% 7/1/26	695,000	865,887
5% 7/1/28	760,000	945,881
5% 7/1/30	1,660,000	2,051,378
5% 7/1/32	1,970,000	2,418,963
5% 7/1/36	3,760,000	4,619,235
Series 2016 B:
4% 7/1/46 (a)	12,950,000	14,560,333
5% 7/1/43 (a)	6,410,000	7,626,554
Series 2017 A:
5% 7/1/30 (a)	1,280,000	1,605,338
5% 7/1/31 (a)	1,095,000	1,367,710
5% 7/1/32 (a)	1,370,000	1,704,554
5% 7/1/33 (a)	1,250,000	1,549,563
5% 7/1/35 (a)	2,000,000	2,468,300
5% 7/1/36 (a)	1,720,000	2,117,303
5% 7/1/42 (a)	4,110,000	5,009,679
Series 2019 A:
5% 7/1/24(a)	4,140,000	4,784,308
5% 7/1/30 (a)	725,000	946,799
5% 7/1/34 (a)	2,605,000	3,337,344
5% 7/1/37 (a)	1,100,000	1,396,868
5% 7/1/40 (a)	950,000	1,197,979
Series 2019 C:
5% 7/1/31 (a)	3,500,000	4,540,725
5% 7/1/38 (a)	5,000,000	6,333,100
5% 7/1/39 (a)	5,000,000	6,318,800
5% 7/1/49 (a)	2,500,000	3,096,475
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A:
5% 7/1/21 (a)	690,000	701,538
5% 7/1/22 (a)	500,000	528,295
5% 7/1/23 (a)	360,000	399,305
5% 7/1/24 (a)	615,000	708,222
5% 7/1/25 (a)	1,000,000	1,192,010
5% 7/1/32 (a)	500,000	640,455
5% 7/1/49 (a)	5,620,000	6,902,091
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2012 A:
5% 8/15/23	15,000,000	16,111,050
5% 8/15/24	4,120,000	4,424,509
5% 8/15/24 (Pre-Refunded to 8/15/22 @ 100)	880,000	945,322
Series 2016 A:
5% 11/15/40	7,335,000	8,791,511
5% 11/15/41	7,710,000	9,222,856
Series 2019 A:
5% 2/15/23	640,000	703,078
5% 2/15/44	21,510,000	27,278,982
Series A:
5% 8/15/31	1,850,000	2,551,502
5% 8/15/32	1,500,000	2,057,235
5% 8/15/33	1,675,000	2,284,047
5% 8/15/34	3,000,000	4,077,870
5% 8/15/35	2,000,000	2,710,320
5% 8/15/36	12,845,000	17,343,833
5% 8/15/37	1,400,000	1,884,218
5% 8/15/45	10,000,000	13,155,900
5% 8/15/50	16,615,000	21,717,799
Series B, 5% 11/15/39	1,975,000	2,441,594
Series D, 5% 8/15/37	5,000,000	5,958,650
Massachusetts Spl. Oblig. Dedicated Tax Rev. Series 2005:
5.5% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	3,155,450
5.5% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,575,000	3,328,445
5.5% 1/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	19,080,000	25,601,162
5.5% 1/1/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,770,000	20,652,448
Massachusetts State College Bldg. Auth. Rev.:
Series 2002 A, 0% 5/1/22 (Escrowed to Maturity)	2,250,000	2,243,273
Series 2003 B, 0% 5/1/28 (Assured Guaranty Corp. Insured)	6,080,000	5,615,974
Series 2012 A, 5% 5/1/36 (Pre-Refunded to 5/1/22 @ 100)	1,890,000	2,003,929
Series 2014 B:
5% 5/1/39 (Pre-Refunded to 5/1/24 @ 100)	2,500,000	2,889,975
5% 5/1/44 (Pre-Refunded to 5/1/24 @ 100)	13,935,000	16,108,721
Series 2014 D:
5% 5/1/39 (Pre-Refunded to 5/1/25 @ 100)	7,575,000	9,090,606
5% 5/1/41 (Pre-Refunded to 5/1/25 @ 100)	4,515,000	5,418,361
Series 2016 A:
5% 5/1/38 (Pre-Refunded to 5/1/25 @ 100)	11,450,000	13,740,916
5% 5/1/41 (Pre-Refunded to 5/1/25 @ 100)	7,960,000	9,552,637
5% 5/1/49 (Pre-Refunded to 5/1/25 @ 100)	12,015,000	14,418,961
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.:
Series 1997 C, 0% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,800,000	1,784,376
Sr. Series A:
0% 1/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,110,000	4,989,353
0% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,700,000	7,179,865
0% 1/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	33,195,000	30,278,133
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 2016 B, 5% 8/1/40	4,625,000	5,657,716
Series 2016 C:
5% 8/1/34	10,000,000	12,319,400
5% 8/1/35	12,550,000	15,432,233
5% 8/1/40	20,500,000	25,077,445
Series 2020 B:
5% 8/1/41	3,155,000	4,202,208
5% 8/1/42	7,415,000	9,842,671
Series B, 5.25% 8/1/26	3,000,000	3,810,240
Natick Gen. Oblig. Series 2020, 5% 6/15/29	1,755,000	2,385,080
Reading Gen. Oblig. Series 2012:
5% 2/1/22	1,245,000	1,305,919
5% 2/1/23	1,185,000	1,300,573
Shrewsbury Gen. Oblig. Series 2019, 5% 7/15/29	2,000,000	2,639,560
Springfield Gen. Oblig. Series 2017:
5% 3/1/23	1,775,000	1,952,997
5% 3/1/24	2,225,000	2,553,299
5% 3/1/25	2,420,000	2,888,899
Univ. of Massachusetts Bldg. Auth. Facilities Rev.:
(Bldg. Auth. Proj.) Series 2015 1:
5% 11/1/27	3,500,000	4,268,180
5% 11/1/28	6,000,000	7,309,560
5% 11/1/29	6,230,000	7,570,322
5% 11/1/30	6,000,000	7,283,520
Series 2014 1:
5% 11/1/44 (Pre-Refunded to 11/1/24 @ 100)	16,620,000	19,562,571
5% 11/1/44 (Pre-Refunded to 11/1/24 @ 100)	3,825,000	4,502,216
Series 2020 1, 5% 11/1/50	4,015,000	5,120,972
Univ. of Massachusetts Bldg. Auth. Rev. Series 2019 1:
5% 5/1/34	600,000	789,246
5% 5/1/35	2,000,000	2,615,360
5% 5/1/36	3,400,000	4,431,968
5% 5/1/37	3,200,000	4,158,496
5% 5/1/38	3,000,000	3,888,690
5% 5/1/39	2,000,000	2,586,360
Westfield Gen. Oblig. Series 2014:
5% 3/1/26 (Pre-Refunded to 3/1/24 @ 100)	2,990,000	3,427,557
5% 3/1/27 (Pre-Refunded to 3/1/24 @ 100)	2,740,000	3,140,972

TOTAL MASSACHUSETTS		2,311,229,083

Puerto Rico - 0.2%
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	4,435,000	5,595,063
TOTAL MUNICIPAL BONDS
(Cost $2,156,329,730)		2,317,292,697

Municipal Notes - 1.0%
Massachusetts - 1.0%
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston Univ. Proj.) Series U-6E, 0.01% 2/1/21, LOC TD Banknorth, NA, VRDN (b)	1,850,000	$1,850,000
Series R, 0.01% 2/1/21 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (b)	11,900,000	11,900,000
Massachusetts Health & Edl. Facilities Auth. Rev. Series 2007 A1, 0.01% 2/1/21 (Liquidity Facility Bank of America NA), VRDN (b)	7,300,000	7,300,000
Weymouth Gen. Oblig. BAN Series 2020, 2% 6/18/21	3,514,073	3,538,524

TOTAL MASSACHUSETTS		24,588,524

TOTAL MUNICIPAL NOTES
(Cost $24,582,420)		24,588,524
TOTAL INVESTMENT IN SECURITIES - 98.1%
(Cost $2,180,912,150)		2,341,881,221
NET OTHER ASSETS (LIABILITIES) - 1.9%		44,261,213
NET ASSETS - 100%		$2,386,142,434

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,643,654 or 1.4% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,341,881,221	$--	$2,341,881,221	$--
Total Investments in Securities:	$2,341,881,221	$--	$2,341,881,221	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	21.2%
Education	20.3%
Health Care	17.2%
Special Tax	15.2%
Transportation	10.3%
Others* (Individually Less Than 5%)	15.8%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Massachusetts Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,180,912,150)		$2,341,881,221
Cash		32,763,282
Receivable for fund shares sold		1,750,489
Interest receivable		19,430,267
Prepaid expenses		2,022
Other receivables		4,276
Total assets		2,395,831,557
Liabilities
Payable for investments purchased on a delayed delivery basis	$6,514,013
Payable for fund shares redeemed	518,458
Distributions payable	1,730,084
Accrued management fee	687,914
Other affiliated payables	189,949
Other payables and accrued expenses	48,705
Total liabilities		9,689,123
Net Assets		$2,386,142,434
Net Assets consist of:
Paid in capital		$2,220,192,882
Total accumulated earnings (loss)		165,949,552
Net Assets		$2,386,142,434
Net Asset Value, offering price and redemption price per share ($2,386,142,434 ÷ 187,729,511 shares)		$12.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Interest		$61,630,559
Expenses
Management fee	$8,013,617
Transfer agent fees	1,762,162
Accounting fees and expenses	408,555
Custodian fees and expenses	17,070
Independent trustees' fees and expenses	7,374
Registration fees	37,968
Audit	53,021
Legal	10,000
Miscellaneous	13,149
Total expenses before reductions	10,322,916
Expense reductions	(20,023)
Total expenses after reductions		10,302,893
Net investment income (loss)		51,327,666
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		8,246,914
Total net realized gain (loss)		8,246,914
Change in net unrealized appreciation (depreciation) on investment securities		6,393,985
Net gain (loss)		14,640,899
Net increase (decrease) in net assets resulting from operations		$65,968,565

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$51,327,666	$57,868,297
Net realized gain (loss)	8,246,914	4,458,362
Change in net unrealized appreciation (depreciation)	6,393,985	119,987,852
Net increase (decrease) in net assets resulting from operations	65,968,565	182,314,511
Distributions to shareholders	(55,163,828)	(59,307,444)
Share transactions
Proceeds from sales of shares	412,020,704	377,067,518
Reinvestment of distributions	32,342,479	34,322,480
Cost of shares redeemed	(438,074,516)	(305,349,440)
Net increase (decrease) in net assets resulting from share transactions	6,288,667	106,040,558
Total increase (decrease) in net assets	17,093,404	229,047,625
Net Assets
Beginning of period	2,369,049,030	2,140,001,405
End of period	$2,386,142,434	$2,369,049,030
Other Information
Shares
Sold	33,066,374	30,655,966
Issued in reinvestment of distributions	2,587,749	2,778,527
Redeemed	(35,617,937)	(24,833,667)
Net increase (decrease)	36,186	8,600,826

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Massachusetts Municipal Income Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.62	$11.95	$12.07	$11.99	$12.61
Income from Investment Operations
Net investment income (loss)A	.280	.316	.327	.340	.358
Net realized and unrealized gain (loss)	.111	.678	(.075)	.107	(.467)
Total from investment operations	.391	.994	.252	.447	(.109)
Distributions from net investment income	(.280)	(.316)	(.327)	(.340)	(.358)
Distributions from net realized gain	(.021)	(.008)	(.045)	(.027)	(.153)
Total distributions	(.301)	(.324)	(.372)	(.367)	(.511)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$12.71	$12.62	$11.95	$12.07	$11.99
Total ReturnC	3.16%	8.41%	2.15%	3.75%	(.92)%
Ratios to Average Net AssetsD
Expenses before reductions	.45%	.45%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.46%	.46%	.46%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.46%
Net investment income (loss)	2.24%	2.56%	2.75%	2.80%	2.85%
Supplemental Data
Net assets, end of period (000 omitted)	$2,386,142	$2,369,049	$2,140,001	$2,169,782	$2,127,315
Portfolio turnover rateE	20%	12%	12%	16%	25%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Massachusetts Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of January 31, 2021

Days	% of fund's investments 1/31/21
1 - 7	84.5
8 - 30	2.2
31 - 60	3.8
61 - 90	1.6
91 - 180	6.6
> 180	1.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of January 31, 2021
Variable Rate Demand Notes (VRDNs)	42.4%
Tender Option Bond	36.8%
Other Municipal Security	11.8%
Investment Companies	9.1%
Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

1/31/21
Fidelity® Massachusetts Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending January 31, 2021, the most recent period shown in the table, would have been (0.39)%.

Fidelity® Massachusetts Municipal Money Market Fund

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 42.4%
	Principal Amount	Value
Alabama - 0.8%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.14% 2/5/21, VRDN (a)(b)	$9,643,000	$9,643,000
Arkansas - 0.0%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 0.14% 2/5/21, VRDN (a)(b)	400,000	400,000
Kansas - 0.2%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.16% 2/5/21, VRDN (b)	2,200,000	2,200,000
Series 2007 B, 0.16% 2/5/21, VRDN (b)	1,000,000	1,000,000
		3,200,000
Massachusetts - 40.8%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 0.04% 2/5/21, LOC Citibank NA, VRDN (b)	18,380,000	18,380,000
Series 2010 A2, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	32,440,000	32,440,000
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Salem Heights Apts. Proj.) Series 2003 A, 0.06% 2/5/21, LOC Fed. Home Ln. Bank of Boston, VRDN (a)(b)	10,400,000	10,400,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2008 A, 0.02% 2/5/21, LOC Bank of America NA, VRDN (b)	7,090,000	7,090,000
(Boston Univ. Proj.):
Series U-6E, 0.01% 2/1/21, LOC TD Banknorth, NA, VRDN (b)	19,220,000	19,220,000
Series U3, 0.02% 2/5/21, LOC Northern Trust Co., VRDN (b)	11,450,000	11,450,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 0.09% 2/5/21, LOC Manufacturers & Traders Trust Co., VRDN (b)	10,595,000	10,595,000
(Clark Univ. Proj.) Series 2008, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	23,225,000	23,225,000
(College of the Holy Cross Proj.) Series 2008 A, 0.01% 2/1/21, LOC Bank of America NA, VRDN (b)	4,035,000	4,035,000
(Partners HealthCare Sys. Proj.) Series 2011 K2, 0.03% 2/5/21 (Liquidity Facility Barclays Bank PLC), VRDN (b)	19,875,000	19,875,000
(Seven Hills Foundation and Affiliates Proj.):
Series 2008 A, 0.03% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	7,040,000	7,040,000
Series 2008 B, 0.03% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	3,230,000	3,230,000
(Wilber School Apts. Proj.) Series 2008 A, 0.05% 2/5/21, LOC Bank of America NA, VRDN (b)	7,485,000	7,485,000
(Worcester Polytechnic Institute Proj.) Series 2008 A, 0.06% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	730,000	730,000
Series 2006, 0.05% 2/5/21, LOC PNC Bank NA, VRDN (b)	20,705,000	20,705,000
Series 2010, 0.06% 2/5/21, LOC Manufacturers & Traders Trust Co., VRDN (b)	6,005,000	6,005,000
Series 2019, 0.09% 2/5/21, LOC Manufacturers & Traders Trust Co., VRDN (b)(c)	13,065,000	13,065,000
Massachusetts Gen. Oblig. (Central Artery Proj.) Series 2000 A, 0.03% 2/5/21 (Liquidity Facility Citibank NA), VRDN (b)	5,030,000	5,030,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Baystate Health Sys. Proj.):
Series 2009 J1, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	10,000,000	10,000,000
Series 2009 J2, 0.01% 2/1/21, LOC TD Banknorth, NA, VRDN (b)	18,010,000	18,010,000
(Harvard Univ. Proj.):
Series R, 0.01% 2/1/21, VRDN (b)	8,590,000	8,590,000
Series Y, 0.02% 2/5/21, VRDN (b)	26,355,000	26,355,000
(Massachusetts Institute of Technology Proj.):
Series 2001 J1, 0.01% 2/5/21, VRDN (b)	18,795,000	18,795,000
Series 2001 J2, 0.02% 2/5/21, VRDN (b)	24,495,000	24,495,000
(Partners HealthCare Sys., Inc. Proj.) Series 2005 F, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	7,340,000	7,340,000
(Williams College Proj.) Series I, 0.06% 2/5/21, VRDN (b)	8,887,000	8,887,000
Series 2009 O-1, 0.05% 2/5/21, LOC Fed. Home Ln. Bank of Boston, VRDN (b)	11,080,000	11,080,000
Massachusetts Hsg. Fin. Agcy. Hsg. Rev.:
(Princeton Westford Proj.) Series 2015 A, 0.05% 2/5/21, LOC Bank of America NA, VRDN (b)	20,605,000	20,605,000
Series 208, 0.05% 2/5/21 (Liquidity Facility Royal Bank of Canada), VRDN (b)	2,400,000	2,400,000
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev. Series 2013 F, 0.06% 2/5/21, LOC TD Banknorth, NA, VRDN (a)(b)	23,375,000	23,375,000
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev. Series 1994, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	500,000	500,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 1999 B, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (b)	13,400,000	13,400,000
Series 2008 C2, 0.02% 2/5/21 (Liquidity Facility Barclays Bank PLC), VRDN (b)	4,425,000	4,425,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2008 1, 0.03% 2/5/21 (Liquidity Facility Barclays Bank PLC), VRDN (b)	43,695,000	43,695,000
FHLMC Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Tammy Brook Apts. Proj.) Series 2009, 0.06% 2/5/21, LOC Freddie Mac, VRDN (b)	5,660,000	5,660,000
FNMA Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Avalon Acton Apts. Proj.) Series 2006, 0.08% 2/5/21, LOC Fannie Mae, VRDN (a)(b)	45,000,000	45,000,000
		512,612,000
Nebraska - 0.3%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 0.14% 2/5/21, VRDN (a)(b)	3,700,000	3,700,000
Series 1998, 0.14% 2/5/21, VRDN (a)(b)	300,000	300,000
		4,000,000
Tennessee - 0.2%
Memphis-Shelby County Indl. Dev. Board Facilities Rev. Series 2007, 0.14% 2/5/21, VRDN (a)(b)	2,330,000	2,330,000
West Virginia - 0.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 0.14% 2/5/21, VRDN (a)(b)	1,700,000	1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $533,885,000)		533,885,000

Tender Option Bond - 36.8%
California - 0.5%
Dignityhealthxx Participating VRDN Series DBE 80 11, 0.24% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	6,700,000	6,700,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series MIZ 90 22, 0.15% 2/5/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(d)(e)	525,000	525,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(d)(e)(f)	400,000	400,000
		925,000
Florida - 0.4%
Broward County Port Facilities Rev. Bonds Series G 115, 0.29%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(d)(e)(f)	500,000	500,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 0.34% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	4,850,000	4,850,000
		5,350,000
Illinois - 0.1%
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,225,000	1,225,000
Indiana - 0.2%
Indiana Fin. Auth. Rev. Participating VRDN Series 2020 004, 0.19% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	2,000,000	2,000,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.15% 2/5/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(d)(e)	900,000	900,000
Maryland - 1.0%
Maryland Gen. Oblig. Participating VRDN Series DB 807, 0.11% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	13,100,000	13,100,000
Massachusetts - 33.6%
Billerica Gen. Oblig. Participating VRDN Series Solar 17 0027, 0.04% 2/1/21 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(d)(e)	2,300,000	2,300,000
Boston Gen. Oblig. Participating VRDN Series Floaters XF 26 08, 0.06% 2/1/21 (Liquidity Facility Citibank NA) (b)(d)(e)	2,400,000	2,400,000
Massachusetts Clean Wtr. Trust:
Bonds Series Clipper 09 30, 0.22%, tender 6/17/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(d)(e)(f)	7,250,000	7,250,000
Participating VRDN Series Floaters XX 10 02, 0.05% 2/5/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	2,000,000	2,000,000
Massachusetts Commonwealth Trans. Fund Rev. Participating VRDN:
Series Floaters XF 06 10, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	2,900,000	2,900,000
Series Floaters XF 26 06, 0.04% 2/5/21 (Liquidity Facility Citibank NA) (b)(d)(e)	2,400,000	2,400,000
Series Floaters ZF 25 67, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (b)(d)(e)	3,300,000	3,300,000
Series Floaters ZF 25 68, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (b)(d)(e)	4,865,000	4,865,000
Series XF 09 23, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	2,065,000	2,065,000
Massachusetts Dev. Fin. Agcy. Participating VRDN Series Floaters XM 03 68, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	12,600,000	12,600,000
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN:
Series 15 XF0245, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	9,135,000	9,135,000
Series 2016 XF2207, 0.06% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	1,600,000	1,600,000
Series 2016 XM0137, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	4,765,000	4,765,000
Series Floaters E 130, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	22,600,000	22,600,000
Series Floaters XF 27 05, 0.04% 2/5/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	4,740,000	4,740,000
Series Floaters YX 10 74, 0.07% 2/5/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,200,000	1,200,000
Series Floaters ZF 07 60, 0.08% 2/5/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	1,635,000	1,635,000
Series Floaters ZF 27 22, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	8,600,000	8,600,000
Series Floaters ZM 05 72, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	4,000,000	4,000,000
Series MS 3373, 0.06% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	7,100,000	7,100,000
Series MS 3389X, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	2,500,000	2,500,000
Series ROC II R 11999X, 0.05% 2/5/21 (Liquidity Facility Citibank NA) (b)(d)(e)	4,785,000	4,785,000
Series XF 28 91, 0.08% 2/5/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	2,795,000	2,795,000
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN:
Series Floaters XF 25 11, 0.1% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(d)(e)	1,685,000	1,685,000
Series Floaters XG 01 39, 0.11% 2/5/21 (Liquidity Facility Citibank NA) (a)(b)(d)(e)	13,055,000	13,055,000
Series XM 07 57, 0.11% 2/5/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(d)(e)	8,000,000	8,000,000
Massachusetts Gen. Oblig.:
Bonds:
Series Clipper 09 67, 0.22%, tender 6/10/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(d)(e)(f)	25,270,000	25,270,000
Series Clipper 09 69, 0.22%, tender 6/17/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(d)(e)(f)	17,556,000	17,556,000
Series Solar 0009, 0.1%, tender 2/4/21 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(d)(e)	3,090,000	3,090,000
Participating VRDN:
Series 16 XM0221, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	1,900,000	1,900,000
Series Clipper 09 37, 0.07% 2/5/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(d)(e)	36,075,000	36,075,000
Series Floaters E 116, 0.07% 2/1/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	255,000	255,000
Series Floaters G4, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	19,500,000	19,500,000
Series Floaters G9, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	5,700,000	5,700,000
Series Floaters XF 05 28, 0.09% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	1,190,000	1,190,000
Series Floaters XF 05 30, 0.09% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	4,865,000	4,865,000
Series Floaters XF 25 74, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (b)(d)(e)	3,700,000	3,700,000
Series Floaters XF 27 06, 0.04% 2/5/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	15,800,000	15,800,000
Series Floaters XM 03 72, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	6,650,000	6,650,000
Series Floaters ZF 26 95, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	5,900,000	5,900,000
Series Floaters ZM 05 79, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	2,235,000	2,235,000
Massachusetts Health & Edl. Facilities Auth. Rev. Participating VRDN:
Series Clipper 09 39, 0.07% 2/5/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(d)(e)	10,450,000	10,450,000
Series Floaters XM 02 32, 0.06% 2/5/21 (Liquidity Facility Bank of America NA) (b)(d)(e)	2,500,000	2,500,000
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev. Participating VRDN Series ZF 08 99, 0.07% 2/5/21 (Liquidity Facility Bank of America NA) (b)(d)(e)	2,845,000	2,845,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN:
Series 15 XF2203, 0.06% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	9,260,000	9,260,000
Series 16 ZM0173, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)	11,540,000	11,540,000
Series EGL 15 0004, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (b)(d)(e)	45,460,000	45,460,000
Series Floaters XX 10 08, 0.07% 2/5/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	500,000	500,000
Series Floaters ZF 06 92, 0.07% 2/5/21 (Liquidity Facility Bank of America NA) (b)(d)(e)	1,990,000	1,990,000
Series Solar 17 13, 0.04% 2/1/21 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(d)(e)	3,385,000	3,385,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, 0.22%, tender 7/1/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)(f)	10,420,000	10,420,000
Saugus Gen. Oblig. Participating VRDN Series Floaters XF 06 81, 0.09% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (b)(d)(e)	4,615,000	4,615,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Participating VRDN:
Series Floaters XF 25 88, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (b)(d)(e)	7,870,000	7,870,000
Series XF 22 96, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(e)	5,200,000	5,200,000
Series XL 0042, 0.06% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(e)	16,380,000	16,380,000
		422,376,000
New York - 0.2%
New York City Gen. Oblig. Participating VRDN Series 2020 003, 0.24% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	300,000	300,000
New York City Transitional Fin. Auth. Rev. Participating VRDN Series 002, 0.19% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	1,600,000	1,600,000
		1,900,000
New York And New Jersey - 0.0%
Port Auth. of New York & New Jersey Participating VRDN Series 16 ZM0160, 0.17% 2/5/21 (Liquidity Facility Royal Bank of Canada) (a)(b)(d)(e)	500,000	500,000
Ohio - 0.2%
Columbus Gen. Oblig. Participating VRDN Series DB 80 75, 0.11% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(e)	900,000	900,000
Ohio Hosp. Rev. Participating VRDN Series 002, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	1,000,000	1,000,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.24%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada) (b)(d)(e)(f)	500,000	500,000
		2,400,000
Virginia - 0.4%
Lynchburg Econ. Dev. Participating VRDN Series 2020 10, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (b)(d)(e)	3,200,000	3,200,000
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.12% 2/5/21 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(d)(e)	1,930,000	1,930,000
		5,130,000
TOTAL TENDER OPTION BOND
(Cost $462,506,000)		462,506,000

Other Municipal Security - 11.8%
Massachusetts - 11.8%
Billerica Gen. Oblig. BAN Series 2021, 2% 1/28/22	3,700,000	3,765,721
Boston Wtr. & Swr. Commission Rev. Series A, 0.13% 3/3/21, LOC State Street Bank & Trust Co., Boston, CP	9,860,000	9,860,000
Brookline Gen. Oblig. BAN Series 2020, 2% 3/25/21	2,800,000	2,804,986
Cambridge Gen. Oblig. Bonds Series 2020, 5% 2/15/21	2,290,000	2,292,878
Littleton Gen. Oblig. BAN Series 2020, 2% 11/19/21	4,900,000	4,963,421
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds Series 2017, 4% 12/1/21	690,000	711,735
Massachusetts Clean Wtr. Trust Bonds Series A, 5.25% 2/1/21	2,080,000	2,080,000
Massachusetts Dev. Fin. Agcy. Series 5, 0.2% 2/3/21, LOC TD Banknorth, NA, CP	1,900,000	1,900,000
Massachusetts Dev. Fin. Agcy. Elec. Util. Rev. Bonds Series 2007, 0.15% tender 2/24/21 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	5,000,000	5,000,000
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 5, 0.17% tender 2/3/21 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	3,300,000	3,300,000
Massachusetts Dev. Fin. Agcy. Rev. Bonds:
Series 2010 B2, 5.25% 2/1/34 (Pre-Refunded to 2/1/21 @100)	3,905,000	3,905,000
Series 2011 A, 5.25% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	3,700,000	3,730,517
Series A:
5.25% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	285,000	287,364
5.375% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	7,500,000	7,563,226
Series L, 5% 7/1/21 (Pre-Refunded to 7/1/21 @ 100)	1,100,000	1,121,797
Massachusetts Edl. Fing. Auth. Rev. Bonds:
Series 2014 I, 5% 1/1/22 (a)	3,000,000	3,126,756
Series 2018 B, 5% 7/1/21 (a)	1,215,000	1,237,756
Massachusetts Gen. Oblig.:
Bonds:
Series 2011 D, 5% 10/1/21 (Pre-Refunded to 10/1/21 @ 100)	400,000	412,613
Series 2016 C, 5% 10/1/21	2,660,000	2,744,291
Series A:
4% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	250,000	251,548
4% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	465,000	467,902
5% 3/1/21	225,000	225,696
Series C, 4% 8/1/21 (Pre-Refunded to 8/1/21 @ 100)	245,000	249,627
RAN Series A, 2% 4/21/21	8,800,000	8,835,367
Massachusetts Health & Edl. Facilities Auth. Rev. Bonds:
Series H1:
0.13% tender 5/4/21, CP mode	8,990,000	8,990,000
0.13% tender 5/5/21, CP mode	7,750,000	7,750,000
0.15% tender 3/2/21, CP mode	6,100,000	6,100,000
0.15% tender 3/5/21, CP mode	5,900,000	5,900,000
Series H2:
0.15% tender 5/6/21, CP mode	6,800,000	6,800,000
0.2% tender 2/5/21, CP mode	9,085,000	9,085,000
0.21% tender 3/4/21, CP mode	3,300,000	3,300,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds Series 2021, 0.13% tender 2/19/21, CP mode	3,500,000	3,500,000
Massachusetts Port Auth. Rev. Series 2012 A, 0.13% 4/7/21, LOC TD Banknorth, NA, CP	10,800,000	10,800,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Bonds Series 2011 B, 5% 10/15/21 (Pre-Refunded to 10/15/21 @ 100)	670,000	692,439
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 1999, 0.19% 2/9/21, LOC State Street Bank & Trust Co., Boston, CP	9,100,000	9,100,000
Orleans Gen. Oblig. Anticipation Notes BAN Series 2020, 3% 2/5/21	900,000	900,209
Templeton BAN Series 2020, 2% 2/26/21	1,575,000	1,575,957
Watertown Gen. Oblig. BAN Series 2020, 1.5% 6/24/21	2,732,738	2,744,357
		148,076,163
Michigan - 0.0%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 0.29%, tender 8/27/21 (b)(g)	100,000	100,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $148,176,163)		148,176,163
	Shares	Value

Investment Company - 9.1%
Fidelity Municipal Cash Central Fund .04% (h)(i)
(Cost $115,013,119)	115,003,982	115,013,119
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,259,580,282)		1,259,580,282
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,784,463)
NET ASSETS - 100%		$1,257,795,819

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

RAN – REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,065,000 or 1.0% of net assets.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $61,896,000 or 4.9% of net assets.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.29%, tender 3/1/21 (Liquidity Facility Royal Bank of Canada)	9/1/20	$500,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.29%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada)	12/1/20	$400,000
Massachusetts Clean Wtr. Trust Bonds Series Clipper 09 30, 0.22%, tender 6/17/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	3/18/15	$7,250,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 67, 0.22%, tender 6/10/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	10/12/16 - 3/26/20	$25,270,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 69, 0.22%, tender 6/17/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	9/28/16 - 8/20/20	$17,556,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, 0.22%, tender 7/1/21 (Liquidity Facility Royal Bank of Canada)	1/4/21	$10,420,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.24%, tender 6/1/21 (Liquidity Facility Royal Bank of Canada)	12/1/20	$500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$533,519
Total	$533,519

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Municipal Cash Central Fund was $57,879,890. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Municipal Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Municipal Cash Central Fund were $507,968,000 and $450,835,000, respectively, during the period.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Massachusetts Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,144,567,163)	$1,144,567,163
Fidelity Central Funds (cost $115,013,119)	115,013,119
Total Investment in Securities (cost $1,259,580,282)		$1,259,580,282
Cash		450
Receivable for fund shares sold		120,114
Interest receivable		908,894
Distributions receivable from Fidelity Central Funds		6,457
Prepaid expenses		1,249
Other receivables		182
Total assets		1,260,617,628
Liabilities
Payable for investments purchased	$2,380,000
Payable for fund shares redeemed	300,652
Distributions payable	335
Accrued management fee	92,870
Other affiliated payables	11,507
Other payables and accrued expenses	36,445
Total liabilities		2,821,809
Net Assets		$1,257,795,819
Net Assets consist of:
Paid in capital		$1,257,806,556
Total accumulated earnings (loss)		(10,737)
Net Assets		$1,257,795,819
Net Asset Value, offering price and redemption price per share ($1,257,795,819 ÷ 1,255,444,728 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Interest		$7,357,502
Income from Fidelity Central Funds		532,242
Total income		7,889,744
Expenses
Management fee	$4,771,112
Transfer agent fees	1,678,799
Accounting fees and expenses	145,268
Custodian fees and expenses	10,052
Independent trustees' fees and expenses	4,509
Registration fees	22,626
Audit	39,107
Legal	6,468
Miscellaneous	8,390
Total expenses before reductions	6,686,331
Expense reductions	(2,629,163)
Total expenses after reductions		4,057,168
Net investment income (loss)		3,832,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	866,580
Fidelity Central Funds	229
Capital gain distributions from Fidelity Central Funds	1,277
Total net realized gain (loss)		868,086
Net increase in net assets resulting from operations		$4,700,662

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,832,576	$17,662,188
Net realized gain (loss)	868,086	293,130
Net increase in net assets resulting from operations	4,700,662	17,955,318
Distributions to shareholders	(4,730,549)	(19,176,968)
Share transactions
Proceeds from sales of shares	193,709,183	152,833,678
Reinvestment of distributions	4,584,007	18,668,719
Cost of shares redeemed	(449,346,757)	(595,428,980)
Net increase (decrease) in net assets and shares resulting from share transactions	(251,053,567)	(423,926,583)
Total increase (decrease) in net assets	(251,083,454)	(425,148,233)
Net Assets
Beginning of period	1,508,879,273	1,934,027,506
End of period	$1,257,795,819	$1,508,879,273
Other Information
Shares
Sold	193,709,183	152,833,678
Issued in reinvestment of distributions	4,584,007	18,668,719
Redeemed	(449,346,757)	(595,428,980)
Net increase (decrease)	(251,053,567)	(423,926,583)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Massachusetts Municipal Money Market Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.003	.009	.010	.005	.001
Net realized and unrealized gain (loss)	–A	.002	–A	–A	–A
Total from investment operations	.003	.011	.010	.005	.001
Distributions from net investment income	(.003)	(.010)	(.010)	(.005)	(.001)
Distributions from net realized gain	(.001)	(.001)	–	(.001)	–A
Total distributions	(.003)B	(.011)	(.010)	(.005)B	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC	.32%	1.09%	.99%	.53%	.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	.49%	.49%	.49%	.48%	.48%
Expenses net of fee waivers, if any	.30%	.49%	.49%	.48%	.37%
Expenses net of all reductions	.30%	.49%	.49%	.48%	.37%
Net investment income (loss)	.28%	1.02%	.97%	.44%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$1,257,796	$1,508,879	$1,934,028	$2,511,930	$3,552,603

 A Amount represents less than $.0005 per share.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Massachusetts Municipal Income Fund (the Income Fund) and Fidelity Massachusetts Municipal Money Market Fund (the Money Market Fund) are funds of Fidelity Massachusetts Municipal Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Massachusetts Municipal Income Fund	$2,180,689,816	$162,042,706	$(851,301)	$161,191,405
Fidelity Massachusetts Municipal Money Market Fund	1,259,580,282	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Massachusetts Municipal Income Fund	$412,531	$–	$4,345,617	$–	$161,191,405
Fidelity Massachusetts Municipal Money Market Fund	–	–	–	–	–

The tax character of distributions paid was as follows:

January 31, 2021
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$51,281,597	$–	$3,882,231	$55,163,828
Fidelity Massachusetts Municipal Money Market Fund	3,822,357	–	908,192	4,730,549

January 31, 2020
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$57,822,369	$–	$1,485,075	$59,307,444
Fidelity Massachusetts Municipal Money Market Fund	17,662,043	1,514,925	–	19,176,968

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Massachusetts Municipal Income Fund	531,351,178	449,851,751

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Massachusetts Municipal Income Fund	.25%	.10%	.35%
Fidelity Massachusetts Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Massachusetts Municipal Income Fund	.08%
Fidelity Massachusetts Municipal Money Market Fund	.12%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Massachusetts Municipal Income Fund	.02
Fidelity Massachusetts Municipal Money Market Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Massachusetts Municipal Income	-	17,280,000
Fidelity Massachusetts Municipal Money Market Fund	54,055,000	73,980,000

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Massachusetts Municipal Income Fund	$5,175

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $2,625,176.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Massachusetts Municipal Income Fund	$15,362
Fidelity Massachusetts Municipal Money Market Fund	1,142

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Massachusetts Municipal Income Fund	$4,661
Fidelity Massachusetts Municipal Money Market Fund	2,845

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Massachusetts Municipal Trust and the Shareholders of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the “Funds”), each a fund of Fidelity Massachusetts Municipal Trust, including the schedules of investments, as of January 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Massachusetts Municipal Income Fund	.45%
Actual		$1,000.00	$1,020.30	$2.29
Hypothetical-C		$1,000.00	$1,022.87	$2.29
Fidelity Massachusetts Municipal Money Market Fund	.17%
Actual		$1,000.00	$1,000.10	$.85-D
Hypothetical-C		$1,000.00	$1,024.28	$.87-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio would have been .49% and the expenses paid in the actual and hypothetical examples above would have been $2.46 and $2.49, respectively.

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Massachusetts Municipal Income Fund	03/08/21	03/05/21	$0.0240
Fidelity Massachusetts Municipal Money Market Fund	03/08/21	03/05/21	$0.0005

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Massachusetts Municipal Income Fund	$8,249,572
Fidelity Massachusetts Municipal Money Market Fund	$808,091

During fiscal year ended 2021, 100% of each fund's income dividends were free from federal income tax, and 7.84% and 15.77% of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts Municipal Income Fund / Fidelity Massachusetts Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Massachusetts Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Massachusetts Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Massachusetts Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

Fidelity Massachusetts Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2019. The Board also noted that the management fee rate was seven BP above the Total Mapped Group median and seven BP above the ASPG median. In addition, the Board noted that the Fund's management fee rate is 13 BP lower (excluding 12b-1 fees) than the only competitor Massachusetts municipal money market fund.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Massachusetts Municipal Income Fund's total expense ratio ranked below the competitive median for 2019 and Fidelity Massachusetts Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Massachusetts Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked below the median.

In considering the total expense ratio of Fidelity Massachusetts Municipal Money Market Fund, the Board also considered an alternative ASPG competitive analysis that focused on competitors most similar in size to the fund. The Board noted that the alternative analysis excluded performance fees and 12b-1 fees from the competitive comparisons. The Board noted that, under this alternative competitive analysis, the total expense ratio of the fund ranked above the competitive median for 2019. The Board noted that there are limited competitors that offer single state money market funds and that the largest class of the other competitor that offers a Massachusetts money market fund is higher than the fund's total expense ratio.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

MAS-ANN-0321
1.700542.124

Fidelity® Massachusetts AMT Tax-Free Money Market Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Institutional and Service Class, call 1-877-208-0098, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of January 31, 2021

Days	% of fund's investments 1/31/21
1 - 7	82.9
8 - 30	2.0
31 - 60	4.8
61 - 90	1.6
91 - 180	7.7
> 180	1.0

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of January 31, 2021
Variable Rate Demand Notes (VRDNs)	48.9%
Tender Option Bond	30.6%
Other Municipal Security	13.3%
Investment Companies	7.4%
Net Other Assets (Liabilities)*	(0.2)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

1/31/21
Fidelity® Massachusetts AMT Tax-Free Money Market Fund	0.01%
Institutional Class	0.01%
Service Class	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. {A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending January 31, 2021, the most recent period shown in the table, would have been (.49)% for Massachusetts AMT Tax-Free Money Market Fund, (.44)% for Institutional Class and (.68)% for Service Class.

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 48.9%
	Principal Amount	Value
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1993 C, 0.14% 2/5/21, VRDN (a)	$100,000	$100,000
Series 1999 A, 0.11% 2/5/21, VRDN (a)	200,000	200,000
		300,000
Indiana - 0.2%
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.) Series H, 0.14% 2/5/21, VRDN (a)	2,400,000	2,400,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.16% 2/5/21, VRDN (a)	1,700,000	1,700,000
Series 2007 B, 0.16% 2/5/21, VRDN (a)	2,700,000	2,700,000
		4,400,000
Louisiana - 0.4%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 0.14% 2/5/21, VRDN (a)	5,680,000	5,680,000
Massachusetts - 48.0%
Boston Wtr. & Swr. Commission Rev. Series 1994 A, 0.02% 2/5/21, LOC State Street Bank & Trust Co., Boston, VRDN (a)	3,900,000	3,900,000
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 0.04% 2/5/21, LOC Citibank NA, VRDN (a)	26,410,000	26,410,000
Series 2010 A2, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	39,000,000	39,000,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2008 A, 0.02% 2/5/21, LOC Bank of America NA, VRDN (a)	15,030,000	15,030,000
(Boston Univ. Proj.):
Series U-6E, 0.01% 2/1/21, LOC TD Banknorth, NA, VRDN (a)	13,625,000	13,625,000
Series U3, 0.02% 2/5/21, LOC Northern Trust Co., VRDN (a)	28,150,000	28,150,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 0.09% 2/5/21, LOC Manufacturers & Traders Trust Co., VRDN (a)	2,870,000	2,870,000
(Clark Univ. Proj.) Series 2008, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	3,400,000	3,400,000
(College of the Holy Cross Proj.) Series 2008 A, 0.01% 2/1/21, LOC Bank of America NA, VRDN (a)	20,795,000	20,795,000
(ISO New England, Inc. Proj.) Series 2005, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	19,820,000	19,820,000
(Wilber School Apts. Proj.) Series 2008 A, 0.05% 2/5/21, LOC Bank of America NA, VRDN (a)	1,110,000	1,110,000
(Worcester Polytechnic Institute Proj.) Series 2008 A, 0.06% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	31,470,000	31,470,000
Series 2006:
0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	2,340,000	2,340,000
0.05% 2/5/21, LOC PNC Bank NA, VRDN (a)	2,750,000	2,750,000
Series 2010, 0.06% 2/5/21, LOC Manufacturers & Traders Trust Co., VRDN (a)	900,000	900,000
Series 2019, 0.09% 2/5/21, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	14,300,000	14,300,000
Massachusetts Gen. Oblig. (Central Artery Proj.) Series 2000 A, 0.03% 2/5/21 (Liquidity Facility Citibank NA), VRDN (a)	35,385,000	35,385,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Amherst College Proj.):
Series 2005 I, 0.02% 2/5/21, VRDN (a)	16,340,000	16,340,000
Series 2005 J1, 0.02% 2/5/21, VRDN (a)	29,050,000	29,050,000
(Baystate Health Sys. Proj.):
Series 2009 J1, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	23,000,000	23,000,000
Series 2009 K, 0.04% 2/5/21, LOC Bank of America NA, VRDN (a)	25,940,000	25,940,000
(Harvard Univ. Proj.):
Series R, 0.01% 2/1/21, VRDN (a)	14,220,000	14,220,000
Series Y, 0.02% 2/5/21, VRDN (a)	48,480,000	48,480,000
(Massachusetts Institute of Technology Proj.) Series 2001 J2, 0.02% 2/5/21, VRDN (a)	52,160,000	52,160,000
(Partners HealthCare Sys., Inc. Proj.) Series 2005 F, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	19,110,000	19,110,000
(Williams College Proj.):
Series I, 0.06% 2/5/21, VRDN (a)	8,117,000	8,117,000
Series J, 0.02% 2/5/21, VRDN (a)	17,463,000	17,463,000
Massachusetts Hsg. Fin. Agcy. Hsg. Rev.:
(Princeton Westford Proj.) Series 2015 A, 0.05% 2/5/21, LOC Bank of America NA, VRDN (a)	7,495,000	7,495,000
Series 208, 0.05% 2/5/21 (Liquidity Facility Royal Bank of Canada), VRDN (a)	2,600,000	2,600,000
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev. Series 1994, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	4,400,000	4,400,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 1999 B, 0.04% 2/5/21, LOC TD Banknorth, NA, VRDN (a)	14,700,000	14,700,000
Series 2008 C2, 0.02% 2/5/21 (Liquidity Facility Barclays Bank PLC), VRDN (a)	14,675,000	14,675,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2008 1, 0.03% 2/5/21 (Liquidity Facility Barclays Bank PLC), VRDN (a)	64,330,000	64,330,000
FHLMC Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Tammy Brook Apts. Proj.) Series 2009, 0.06% 2/5/21, LOC Freddie Mac, VRDN (a)	3,255,000	3,255,000
		626,590,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $639,370,000)		639,370,000

Tender Option Bond - 30.6%
California - 1.7%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Participating VRDN Series XF 10 44, 0.13% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(d)	1,000,000	1,000,000
California Health Facilities Fing. Auth. Participating VRDN Series Floaters XG 00 49, 0.15% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(d)	2,900,000	2,900,000
Dignityhealthxx Participating VRDN:
Series 17 04, 0.16% 3/12/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	795,000	795,000
Series DBE 80 11, 0.24% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(d)	11,900,000	11,900,000
Univ. of California Revs. Participating VRDN Series Floaters XG 00 61, 0.15% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(d)	5,250,000	5,250,000
		21,845,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series MIZ 90 22, 0.15% 2/5/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(c)(d)	700,000	700,000
Denver City & County Arpt. Rev. Participating VRDN Series Floaters XF 10 36, 0.15% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(d)	100,000	100,000
		800,000
Connecticut - 0.1%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	945,000	945,000
Florida - 0.5%
Jacksonville Elec. Auth. Elec. Sys. Rev. Participating VRDN Series 2019, 0.34% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (a)(c)(d)	5,815,000	5,815,000
South Miami Health Facilities Auth. Hosp. Rev. Participating VRDN:
Series XF 25 23, 0.14% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	400,000	400,000
Series XM 08 68, 0.14% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	700,000	700,000
		6,915,000
Illinois - 0.3%
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	3,575,000	3,575,000
Indiana - 0.2%
Indiana Fin. Auth. Rev. Participating VRDN Series 2020 004, 0.19% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (a)(c)(d)	2,200,000	2,200,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.15% 2/5/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(c)(d)	1,100,000	1,100,000
Maryland - 0.2%
Maryland Health & Higher Edl. Facilities Auth. Rev. Participating VRDN Series XF 10 21, 0.15% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(d)	3,300,000	3,300,000
Massachusetts - 26.5%
Boston Gen. Oblig. Participating VRDN Series Floaters XF 26 08, 0.06% 2/1/21 (Liquidity Facility Citibank NA) (a)(c)(d)	1,600,000	1,600,000
Massachusetts Clean Wtr. Trust Participating VRDN Series Floaters XX 10 02, 0.05% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	2,200,000	2,200,000
Massachusetts Commonwealth Trans. Fund Rev. Participating VRDN:
Series Floaters XF 06 10, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	6,095,000	6,095,000
Series Floaters XF 26 06, 0.04% 2/5/21 (Liquidity Facility Citibank NA) (a)(c)(d)	1,600,000	1,600,000
Series Floaters ZF 25 67, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (a)(c)(d)	2,070,000	2,070,000
Series Floaters ZF 25 68, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (a)(c)(d)	3,100,000	3,100,000
Series XF 09 23, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	2,600,000	2,600,000
Massachusetts Dev. Fin. Agcy. Participating VRDN Series Floaters XM 03 68, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	2,400,000	2,400,000
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN:
Series 15 XF0245, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	3,665,000	3,665,000
Series 2016 XF2207, 0.06% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (a)(c)(d)	2,400,000	2,400,000
Series 2016 XM0137, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	1,150,000	1,150,000
Series Floaters E 130, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (a)(c)(d)	28,735,000	28,735,000
Series Floaters XF 27 05, 0.04% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	3,300,000	3,300,000
Series Floaters YX 10 74, 0.07% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	7,360,000	7,360,000
Series Floaters ZF 06 04, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	3,000,000	3,000,000
Series Floaters ZF 07 60, 0.08% 2/5/21 (Liquidity Facility Royal Bank of Canada) (a)(c)(d)	1,615,000	1,615,000
Series Floaters ZF 27 22, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(d)	6,065,000	6,065,000
Series Floaters ZM 05 72, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	1,000,000	1,000,000
Series Floaters ZM 05 74, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	1,500,000	1,500,000
Series MS 3373, 0.06% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(d)	900,000	900,000
Series ROC II R 11999X, 0.05% 2/5/21 (Liquidity Facility Citibank NA) (a)(c)(d)	2,000,000	2,000,000
Series XF 28 91, 0.08% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	3,300,000	3,300,000
Massachusetts Gen. Oblig.:
Bonds:
Series Clipper 09 67, 0.22%, tender 6/10/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(c)(d)(e)	57,010,000	57,010,000
Series Clipper 09 69, 0.22%, tender 6/17/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(c)(d)(e)	11,815,000	11,815,000
Series Solar 0009, 0.1%, tender 2/4/21 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(c)(d)	3,525,000	3,525,000
Participating VRDN:
Series 16 XF0374, 0.07% 2/5/21 (Liquidity Facility Bank of America NA) (a)(c)(d)	4,000,000	4,000,000
Series 16 XM0221, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	19,730,000	19,730,000
Series 16 ZF0377, 0.09% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (a)(c)(d)	4,375,000	4,375,000
Series Clipper 09 37, 0.07% 2/5/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(c)(d)	12,000,000	12,000,000
Series Floaters E 116, 0.07% 2/1/21 (Liquidity Facility Royal Bank of Canada) (a)(c)(d)	300,000	300,000
Series Floaters G4, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (a)(c)(d)	13,000,000	13,000,000
Series Floaters G9, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (a)(c)(d)	3,800,000	3,800,000
Series Floaters XF 05 30, 0.09% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (a)(c)(d)	1,800,000	1,800,000
Series Floaters XF 25 74, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (a)(c)(d)	2,300,000	2,300,000
Series Floaters XF 27 06, 0.04% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	10,600,000	10,600,000
Series Floaters XM 03 72, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	4,600,000	4,600,000
Series Floaters ZF 26 95, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(d)	4,100,000	4,100,000
Series Floaters ZM 05 79, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(d)	1,100,000	1,100,000
Series XG 02 79, 0.09% 2/5/21 (Liquidity Facility Bank of America NA) (a)(c)(d)	750,000	750,000
Massachusetts Health & Edl. Facilities Auth. Rev. Participating VRDN:
Series 16 XG0014, 0.06% 2/5/21 (Liquidity Facility Bank of America NA) (a)(c)(d)	5,550,000	5,550,000
Series Clipper 09 39, 0.07% 2/5/21 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(c)(d)	5,000,000	5,000,000
Series Floaters XM 02 32, 0.06% 2/5/21 (Liquidity Facility Bank of America NA) (a)(c)(d)	2,715,000	2,715,000
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev. Participating VRDN Series ZF 08 99, 0.07% 2/5/21 (Liquidity Facility Bank of America NA) (a)(c)(d)	3,820,000	3,820,000
Massachusetts School Bldg. Auth. Participating VRDN Series Floaters XM 03 89, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	7,500,000	7,500,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN:
Series 16 ZM0173, 0.07% 2/5/21 (Liquidity Facility Royal Bank of Canada) (a)(c)(d)	8,000,000	8,000,000
Series EGL 15 0004, 0.06% 2/5/21 (Liquidity Facility Citibank NA) (a)(c)(d)	17,900,000	17,900,000
Series Floaters XF 25 46, 0.06% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (a)(c)(d)	4,480,000	4,480,000
Series Floaters XF 27 75, 0.07% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(d)	9,750,000	9,750,000
Series Floaters XX 10 08, 0.07% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	7,650,000	7,650,000
Series Floaters ZF 06 92, 0.07% 2/5/21 (Liquidity Facility Bank of America NA) (a)(c)(d)	1,985,000	1,985,000
Series ROC II R 14021, 0.07% 2/5/21 (Liquidity Facility Citibank NA) (a)(c)(d)	7,500,000	7,500,000
Series Solar 17 13, 0.04% 2/1/21 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(c)(d)	8,185,000	8,185,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Participating VRDN Series Floaters XF 27 01, 0.05% 2/5/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	4,000,000	4,000,000
Saugus Gen. Oblig. Participating VRDN Series Floaters XF 06 81, 0.09% 2/5/21 (Liquidity Facility Toronto-Dominion Bank) (a)(c)(d)	3,000,000	3,000,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Participating VRDN:
Series XF 22 96, 0.07% 2/5/21 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(d)	6,140,000	6,140,000
Series XL 0042, 0.06% 2/5/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(d)	1,000,000	1,000,000
		346,635,000
New York - 0.3%
New York City Gen. Oblig. Participating VRDN Series 2020 003, 0.24% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (a)(c)(d)	400,000	400,000
New York City Transitional Fin. Auth. Rev. Participating VRDN Series 002, 0.19% 3/12/21 (Liquidity Facility Wells Fargo Bank NA) (a)(c)(d)	3,200,000	3,200,000
		3,600,000
Ohio - 0.1%
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 0.16% 2/5/21 (Liquidity Facility Bank of America NA) (a)(c)(d)	200,000	200,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	590,000	590,000
Ohio Hosp. Rev. Participating VRDN Series 002, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	1,300,000	1,300,000
		2,090,000
Virginia - 0.5%
Lynchburg Econ. Dev. Participating VRDN Series 2020 10, 0.19% 3/12/21 (Liquidity Facility Barclays Bank PLC) (a)(c)(d)	3,800,000	3,800,000
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.12% 2/5/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(c)(d)	2,320,000	2,320,000
		6,120,000
Wisconsin - 0.0%
Wisconsin Health & Edl. Facilities Participating VRDN Series Floaters XG 00 72, 0.15% 2/5/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(d)	300,000	300,000
TOTAL TENDER OPTION BOND
(Cost $399,425,000)		399,425,000

Other Municipal Security - 13.3%
Massachusetts - 13.3%
Billerica Gen. Oblig. BAN Series 2021, 2% 1/28/22	3,800,000	3,867,497
Boston Wtr. & Swr. Commission Rev. Series A, 0.13% 3/3/21, LOC State Street Bank & Trust Co., Boston, CP	11,000,000	11,000,000
Brookline Gen. Oblig.:
BAN Series 2020, 2% 3/25/21	3,900,000	3,906,944
Bonds Series 2020, 5% 3/15/21	1,165,000	1,170,525
Cambridge Gen. Oblig. Bonds Series 2020, 5% 2/15/21	2,730,000	2,733,292
Littleton Gen. Oblig. BAN Series 2020, 2% 11/19/21	5,523,000	5,594,485
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds Series 2017, 4% 12/1/21	700,000	722,050
Massachusetts Commonwealth Trans. Fund Rev. Bonds (Accelerated Bridge Prog.) Series 2012 A, 4% 6/1/21 (Pre-Refunded to 6/1/21 @ 100)	2,555,000	2,587,018
Massachusetts Dev. Fin. Agcy. Series 5, 0.2% 2/3/21, LOC TD Banknorth, NA, CP	2,289,000	2,289,000
Massachusetts Dev. Fin. Agcy. Rev. Bonds:
Series 2010 B2, 5.25%	5,440,000	5,440,000
Series 2011 A, 5.25% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	4,300,000	4,335,466
Series 2012 L, 5% 7/1/21 (Pre-Refunded to 7/1/21 @ 100)	135,000	137,613
Series 2012, 5% 7/1/21 (Pre-Refunded to 7/1/21 @ 100)	100,000	101,936
Series A, 5.375% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	8,500,000	8,571,657
Massachusetts Gen. Oblig.:
Bonds:
Series A:
4% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	590,000	593,708
4% 4/1/21 (Pre-Refunded to 4/1/21 @ 100)	440,000	442,476
4.5% 12/1/21 (Pre-Refunded to 12/1/21 @ 100)	400,000	413,982
5.25% 8/1/21	750,000	768,700
Series D, 5% 8/1/21 (Pre-Refunded to 8/1/21 @ 100)	800,000	819,178
RAN Series A, 2% 4/21/21	9,700,000	9,738,984
Massachusetts Health & Edl. Facilities Auth. Rev. Bonds:
Series H1:
0.13% tender 5/4/21, CP mode	9,400,000	9,400,000
0.13% tender 5/5/21, CP mode	8,100,000	8,100,000
0.15% tender 3/2/21, CP mode	6,900,000	6,900,000
0.15% tender 3/5/21, CP mode	6,600,000	6,600,000
Series H2:
0.15% tender 5/6/21, CP mode	7,035,000	7,035,000
0.2% tender 2/5/21, CP mode	10,500,000	10,500,000
0.21% tender 3/4/21, CP mode	3,700,000	3,700,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds:
Series 1992, 0.15% tender 2/3/21, CP mode	9,400,000	9,400,000
Series 2021, 0.13% tender 2/19/21, CP mode	3,700,000	3,700,000
Massachusetts Port Auth. Rev. Series 2012 A, 0.13% 4/7/21, LOC TD Banknorth, NA, CP	11,200,000	11,200,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Bonds Series 2011 B, 5% 8/1/21 (Pre-Refunded to 8/1/21 @ 100)	995,000	1,018,724
Series 1999, 0.19% 2/9/21, LOC State Street Bank & Trust Co., Boston, CP	10,900,000	10,900,000
North Middlesex Reg'l. School District BAN Series 2020, 2% 2/5/21	13,642,855	13,644,329
Templeton BAN Series 2020, 2% 2/26/21	2,100,000	2,101,276
Watertown Gen. Oblig.:
BAN Series 2020, 1.5% 6/24/21	3,500,000	3,514,878
Bonds Series 2020, 5% 6/15/21	1,100,000	1,119,462
		174,068,180
Michigan - 0.0%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 0.29%, tender 8/27/21 (a)(f)	100,000	100,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $174,168,180)		174,168,180
	Shares	Value

Investment Company - 7.4%
Fidelity Tax-Free Cash Central Fund .04% (g)(h)
(Cost $95,946,513)	95,927,328	95,946,513
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,308,909,693)		1,308,909,693
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,067,952)
NET ASSETS - 100%		$1,306,841,741

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

RAN – REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,300,000 or 1.1% of net assets.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon rates are determined by re-marketing agents based on current market conditions.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $68,825,000 or 5.3% of net assets.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Massachusetts Gen. Oblig. Bonds Series Clipper 09 67, 0.22%, tender 6/10/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	12/18/17 - 3/26/20	$57,010,000
Massachusetts Gen. Oblig. Bonds Series Clipper 09 69, 0.22%, tender 6/17/21 (Liquidity Facility State Street Bank & Trust Co., Boston)	11/6/19 - 8/20/20	$11,815,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$611,630
Total	$611,630

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,212,963,180)	$1,212,963,180
Fidelity Central Funds (cost $95,946,513)	95,946,513
Total Investment in Securities (cost $1,308,909,693)		$1,308,909,693
Cash		493
Receivable for fund shares sold		57,771
Interest receivable		1,237,500
Distributions receivable from Fidelity Central Funds		5,398
Receivable from investment adviser for expense reductions		42,331
Other receivables		361
Total assets		1,310,253,547
Liabilities
Payable for investments purchased	$2,400,000
Payable for fund shares redeemed	920,701
Distributions payable	2,134
Accrued management fee	88,971
Total liabilities		3,411,806
Net Assets		$1,306,841,741
Net Assets consist of:
Paid in capital		$1,306,732,097
Total accumulated earnings (loss)		109,644
Net Assets		$1,306,841,741
Net Asset Value and Maximum Offering Price
Massachusetts AMT Tax-Free Money Market Fund:
Net Asset Value, offering price and redemption price per share ($232,777,358 ÷ 232,472,898 shares)		$1.00
Institutional Class:
Net Asset Value, offering price and redemption price per share ($1,073,961,246 ÷ 1,072,987,275 shares)		$1.00
Service Class:
Net Asset Value, offering price and redemption price per share ($103,137 ÷ 103,042 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Interest		$8,979,914
Income from Fidelity Central Funds		610,231
Total income		9,590,145
Expenses
Management fee	$3,287,717
Transfer agent fees	954,707
Distribution and service plan fees	258
Independent trustees' fees and expenses	5,597
Miscellaneous	71,632
Total expenses before reductions	4,319,911
Expense reductions	(1,152,248)
Total expenses after reductions		3,167,663
Net investment income (loss)		6,422,482
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	537,106
Fidelity Central Funds	19,689
Capital gain distributions from Fidelity Central Funds	1,399
Total net realized gain (loss)		558,194
Net increase in net assets resulting from operations		$6,980,676

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,422,482	$24,073,309
Net realized gain (loss)	558,194	207,683
Net increase in net assets resulting from operations	6,980,676	24,280,992
Distributions to shareholders	(6,441,574)	(24,172,313)
Share transactions - net increase (decrease)	(728,372,026)	243,480,633
Total increase (decrease) in net assets	(727,832,924)	243,589,312
Net Assets
Beginning of period	2,034,674,665	1,791,085,353
End of period	$1,306,841,741	$2,034,674,665

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Massachusetts AMT Tax-Free Money Market Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.003	.012	.011	.006	.002
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.003	.012	.011	.006	.002
Distributions from net investment income	(.003)	(.012)	(.011)	(.006)	(.002)
Distributions from net realized gain	–A	–A	–	–A	–
Total distributions	(.003)	(.012)	(.011)	(.006)	(.002)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.31%	1.17%	1.15%	.61%	.22%
Ratios to Average Net AssetsC,D
Expenses before reductions	.30%	.30%	.30%	.30%	.30%
Expenses net of fee waivers, if any	.23%	.30%	.30%	.30%	.26%
Expenses net of all reductions	.23%	.30%	.30%	.30%	.26%
Net investment income (loss)	.35%	1.15%	1.15%	.62%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$232,777	$293,167	$282,538	$241,538	$200,828

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity Massachusetts AMT Tax-Free Money Market Fund Institutional Class

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.004	.013	.012	.007	.003
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.004	.013	.012	.007	.003
Distributions from net investment income	(.004)	(.013)	(.012)	(.007)	(.003)
Distributions from net realized gain	–A	–A	–	–A	–
Total distributions	(.004)	(.013)	(.012)	(.007)	(.003)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.36%	1.27%	1.25%	.71%	.30%
Ratios to Average Net AssetsC,D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.19%	.20%	.20%	.20%	.18%
Expenses net of all reductions	.18%	.20%	.20%	.20%	.18%
Net investment income (loss)	.40%	1.25%	1.25%	.72%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$1,073,961	$1,741,405	$1,508,445	$1,019,289	$588,483

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Fidelity Massachusetts AMT Tax-Free Money Market Fund Service Class

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.003	.010	.010	.005	.001
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.003	.010	.010	.005	.001
Distributions from net investment income	(.003)	(.010)	(.010)	(.005)	(.001)
Distributions from net realized gain	–A	–A	–	–A	–
Total distributions	(.003)	(.010)	(.010)	(.005)	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.26%	1.02%	.99%	.46%	.11%
Ratios to Average Net AssetsC,D
Expenses before reductions	.51%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.28%	.45%	.45%	.45%	.37%
Expenses net of all reductions	.28%	.45%	.45%	.45%	.37%
Net investment income (loss)	.31%	1.00%	1.00%	.47%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$103	$103	$102	$101	$100

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Massachusetts AMT Tax-Free Money Market Fund (the Fund) is a fund of Fidelity Massachusetts Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Massachusetts AMT Tax-Free Money Market Fund, Institutional Class and Service Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Shares of the Fund are only available for purchase by retail shareholders. The Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed short-term capital gain as well as undistributed long-term capital gain which is included in Tax expense on the Statement of Operations.

As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$–
Gross unrealized depreciation	–
Net unrealized appreciation (depreciation)	$–
Tax Cost	$1,308,909,693

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$99,070
Undistributed long-term capital gain	$10,576

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Tax-exempt Income	$6,421,077	$24,074,278
Ordinary Income	20,497	--
Long-term Capital Gains	--	98,035
Total	$6,441,574	$ 24,172,313

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

In addition, under the expense contract, the investment adviser pays class-level expenses for Massachusetts AMT Tax-Free Money Market Fund so that the total expenses do not exceed .35%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Service Class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Service Class	.25%	$258	$237

During the period, the investment adviser or its affiliates waived a portion of these fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees with respect to each account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Each class, with the exception of Massachusetts AMT Tax-Free Money Market Fund, pays a transfer agent fee equal to an annual rate of .05% of class-level average net assets. Massachusetts AMT Tax-Free Money Market Fund pays a transfer agent fee equal to an annual rate of .10% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Amount
Massachusetts AMT Tax-Free Money Market Fund	$262,756
Institutional Class	691,899
Service Class	52
$954,707

During the period, the investment adviser or its affiliates waived a portion of these fees.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades amounted to $82,035,000 and $116,930,000, respectively.

5. Expense Reductions.

The investment adviser contractually agreed to reimburse Institutional Class and Service Class to the extent annual operating expenses, expressed as a percentage of each class' average net assets, exceed .20% and .45%, respectively. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced Institutional Class and Service Class expenses by $694,895 and $51, respectively.

Additionally, the investment adviser or its affiliates voluntarily agreed to waive certain fees in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver for each class was as follows:

Massachusetts AMT Tax-Free Money Market Fund	$183,719
Institutional Class	266,438
Service Class	183

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6,962.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2021	Year ended January 31, 2020
Distributions to shareholders
Massachusetts AMT Tax-Free Money Market Fund	$863,038	$3,506,248
Institutional Class	5,578,269	20,665,029
Service Class	267	1,036
Total	$6,441,574	$24,172,313

7. Share Transactions.

Share transactions for each class of shares at a $1.00 per share were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2021	Year ended January 31, 2020	Year ended January 31, 2021	Year ended January 31, 2020
Massachusetts AMT Tax-Free Money Market Fund
Shares sold	147,988,676	204,649,139	$147,988,676	$204,649,139
Reinvestment of distributions	759,998	3,091,054	759,998	3,091,054
Shares redeemed	(209,237,659)	(197,121,923)	(209,237,659)	(197,121,923)
Net increase (decrease)	(60,488,985)	10,618,270	$(60,488,985)	$10,618,270
Institutional Class
Shares sold	617,601,843	1,305,237,832	$617,601,843	$1,305,237,832
Reinvestment of distributions	4,507,270	16,745,260	4,507,270	16,745,260
Shares redeemed	(1,289,992,420)	(1,089,121,765)	(1,289,992,420)	(1,089,121,765)
Net increase (decrease)	(667,883,307)	232,861,327	$(667,883,307)	$232,861,327
Service Class
Reinvestment of distributions	266	1,036	266	1,036
Net increase (decrease)	266	1,036	$266	$1,036

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Massachusetts Municipal Trust and Shareholders of Fidelity Massachusetts AMT Tax-Free Money Market Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Massachusetts AMT Tax-Free Money Market Fund (the "Fund"), a fund of Fidelity Massachusetts Municipal Trust, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Massachusetts AMT Tax-Free Money Market Fund or at 1-877-208-0098 for Institutional Class and Service Class.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Massachusetts AMT Tax-Free Money Market Fund
Massachusetts AMT Tax-Free Money Market Fund	.17%
Actual		$1,000.00	$1,000.10	$.85**
Hypothetical-C		$1,000.00	$1,024.28	$.87**
Institutional Class	.17%
Actual		$1,000.00	$1,000.10	$.85**
Hypothetical-C		$1,000.00	$1,024.28	$.87**
Service Class	.17%
Actual		$1,000.00	$1,000.10	$.85**
Hypothetical-C		$1,000.00	$1,024.28	$.87**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

** If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Massachusetts AMT Tax-Free Money Market Fund
Massachusetts AMT Tax-Free Money Market Fund	.31%
Actual		$1.56
Hypothetical-(b)		$1.58
Institutional Class	.20%
Actual		$1.01
Hypothetical-(b)		$1.02
Service Class	.45%
Actual		$2.26
Hypothetical-(b)		$2.29

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2021, $402,714, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends were free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts AMT Tax-Free Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group).

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians), as well as "class-level" expenses paid by Fidelity under expense limitation arrangements in effect for the fund, from the fund's management fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016.

Fidelity Massachusetts AMT Tax-Free Money Market Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class and the retail class ranked below the competitive median for 2019 and the total expense ratio of Service Class ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for the fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board noted that, excluding fee waivers and reimbursements and 12b-1 fees, the total expense ratio for Service Class ranked below the median.

The Board further considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of the retail class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, to 0.35%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of the class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, the expense ratio of the retail class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SMA-ANN-0321
1.854000.113

Item 2.

Code of Ethics

As of the end of the period, January 31, 2021, Fidelity Massachusetts Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Massachusetts AMT Tax-Free Money Market Fund, Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$29,300	$-	$5,100	$700
Fidelity Massachusetts Municipal Income Fund	$39,500	$-	$7,200	$1,000
Fidelity Massachusetts Municipal Money Market Fund	$29,200	$-	$5,300	$700

January 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$30,400	$100	$5,100	$700
Fidelity Massachusetts Municipal Income Fund	$40,900	$100	$7,200	$1,000
Fidelity Massachusetts Municipal Money Market Fund	$30,400	$100	$5,300	$700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2021A	January 31, 2020A
Audit-Related Fees	$-	$287,500
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2021A	January 31, 2020A
Deloitte Entities	$521,600	$589,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Massachusetts Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 23, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 23, 2021